Exhibit 99.1

NASDAQ: HYRE Annual Meeting June 2021 The Car S haring Marketplace for Ridesharing and Delivery

This presentation contains forward - looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All s tatements other than historical facts are forward - looking statements, including without limitation, those regarding activities, events, financial results or developments that we intend, plan, exp ect , believe, project, forecast or anticipate will or may occur in the future. Examples of forward - looking statements include, but are not limited to, statements we make regarding the potential size of the m arket for our products, impacts of future legislation and regulatory action, forecasts of future performance, financial condition and results of operations, plans to expand to other markets, development of new technologies, potential acquisitions and the possibility of up - listing or cross - listing our equity securities. These statements reflect our management’s current views with respect to future events, are not guarantees of future performance, and involve risks and uncertainties that are difficult to predict. Further, forward - looking statements are based upon assumptions of future events that may not prov e to be accurate. Such assumptions and assessments are made in light of our experience and perception of historical trends, current conditions and expected future results. These statements involve kno wn and unknown risks, uncertainties, assumptions and other factors many of which are out of our control and difficult to forecast which may cause actual results to differ materially from those that ma y be described or implied herein. Such factors include but are not limited to general economic conditions, competitive factors, political, economic, and regulatory changes affecting the real estate indus try and various other factors, both referenced and not referenced above, and other factors that are described in our filings with the Securities and Exchange Commission (the “Commission”), including our pe riodic reports on Forms 10 - K and 10 - Q and current reports on Form 8 - K . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual resu lts , performance or achievements may vary materially from those set forth in this presentation. You should not place undue reliance on any forward - looking statements and are advised to carefully review and consider the various disclosures in our filings with the Commission. Except as required by law, we neither intend nor assume any obligation to revise or update these forward - looking statements, whi ch speak only as of their dates. We nonetheless reserve the right to make such updates from time to time by press release, periodic report or other method of public disclosure without the need f or specific reference to this financial outlook. No such update shall be deemed to indicate that other statements not addressed by such update remain correct or create an obligation to provide any o the r updates. Reconciliation of Non - GAAP Financial Measures We use Adjusted EBITDA in conjunction with GAAP financial measures as part of our overall assessment of our performance, incl udi ng the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concernin g o ur financial performance. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or sim ila r metrics. Furthermore, these measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statements of operations that are n ece ssary to run our business. Thus, our Adjusted EBITDA should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP. We compen sat e for these limitations by providing a reconciliation of Adjusted EBITDA to the related GAAP financial measures, revenue and net loss, respectively. We encourage investors and others to review our f ina ncial information in its entirety, not to rely on any single financial measure and to view Adjusted EBITDA in conjunction with their respective related GAAP financial measures. Excluding the information from sources indicated, the content of this presentation is copyright 20 20 HyreCar Inc. All Rights Reserved. Safe Harbor Disclosure 2

1) Closing Price as of June 18, 2021. 2) Fiscal Year Ending December 31, 20 20. 3) Last Twelve Months Ended March 31, 2021. 4) Fiscal Quarter Ended March 31, 2021. Key Company Metrics 3 HyreCar Inc. (NASDAQ: HYRE) Stock Price 1 $ 20. 70 52 Week Trading Rang e 1 $ 2.51 - $ 22.43 Market Cap 1 $ 427 M Shares Outstanding 1 20.6M Annual Revenue Growth 2 58 % Net Revenue (LTM) 3 $ 26.9 M Adjusted EBITDA 4 ($3.4M) Cash 4 $27.2M Employees 94 Headquarters Los Angeles, CA Founded 2014  HyreCar is the car sharing marketplace for ridesharing and delivery, connecting gig economy drivers with vehicle owners nationwide  Ecosystem to Connect Drivers and Rideshare and Delivery Companies and Fleet Operators o Unique insurance program with mobility leaders AON and Apollo, protects car owners and drivers with improved economics for HyreCar o Financial network of providers to allow drivers and fleets to buy or lease cars and put them on the Hyrecar Platform o Platform allows seamless automobile discovery and rental from partners and Hyrecar.com  Post Covid Driver Demand Exceeds Car Supply by 10X o There are a shortage of rideshare drivers causing Uber and Lyft to incentivize drivers to come back o Tens of thousands of drivers who either don’t own a qualifying vehicle, or do not want to drive their own vehicle apply monthly to rideshare with Uber and Lyft or delivery providers o HyreCar cost effectively attracts over 100,000 gig economy drivers quarterly, 10X the amount of vehicles currently on the platform o We identify where driver demand is highest and attract the best drivers, we simply need more cars in our key markets  Growing Scalable Domestic Business Model o Exceeding 1.2 million Annualized Rental Days o 80%+ of car supply now comes from commercial suppliers like regional automobile dealers and fleet owners, even rental car agencies o Unique insurance program with mobility leaders AON and Apollo, protects car owners and drivers with improved economics for HyreCar

Transportation Network Companies Food and Grocery Delivery Package Delivery Health Care and Tasks Leisure Rentals Drivers Car Owners Connecting Drivers To All Gig Opportunities 4

Goldman Sachs research expects 13% year - over - year revenue growth in ridesharing through 2030 Uber is estimated 2.0 million drive r s and Lyft has 1. 5 million drive r s in the US and Canada (3) Instacart has 300,000 drive r s , 75,000 in California (4) - 2 4 6 8 10 12 2018 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E Millions Rented Vehicles Owned Vehicles $ 6.5 B HYRE US Rideshare / Delivery TAM by 2029 (3) Larger Addressable Market including Delivery 5 $1.2T US Transportation Market (1) (1) Lyft S - 1, March 1, 2019. (2) Assumes 10% of 2.5 Million combined Uber and Lyft Drivers Growing by 13% rent vs own vehicles for use in ridesharing or delivery. (3) How Many Uber Drivers Are There?, The RideshareGuy.com, August 1, 2020. (4) Instacart, February 2020. HyreCar’s Addressable Market Estimated Owned Vehicles vs. Rented Vehicles (1,3)

Improved Competitive Environment 6 » ECOSYSTEM ALLOWS US TO EMPOWER DRIVERS AND FLEET MANAGERS BY PROVIDING CARS, CAPITAL AND INSURANCE » ASSET LIGHT PLATFORM CREATES LOWEST COST PROVIDER ADVANTAGE » FLEXIBILITY INCREASES SPEED TO MARKET » PREVIOUS COMPETITIORS FAIR AND HERTZ FAILING IN 2020 * Includes insurance, weekly cost assumes 1,000 miles driven per week, assumes maximum 12 - hour rental per day, assumes $0.10 pe r mile plus 15% taxes and fees applied to advertised competitor pricing. ** Assumes $150 per week in driver bonuses . Markets Nationwide 30+ Cities 26+ Cities 9+ Cities Rental Length & Age Requirement 2 - Day Minimum / 21+ 24 - Hour Minimum / 25+ 7 - Day Minimum / 25+ 1 - Hour Minimum / 21+ Service Limitation No Limits Uber Only Lyft Only Uber Only Deposit $99 in some states based on driver risk None $250 $150 Average Weekly Rates ** Owners set pricing on the platform, around $200 per week with incentives $209 per week plus $0.10 - $0.30 per mile (depends on location, taxes and fees) $209 per week (disqualified from Express Pay and driver bonuses) $5/hour + 3% booking fee of trip price + $.5/mile daily trip mileage overages All - In Cost* $311 $340 $390 $498

Three - Sided Revenue Model 7 Daily Gross Revenue Example National Avg Daily Rental Rate $40.00 Driver Fee $4.00 Daily Insurance Fee $13.00 Daily Gross Billing Paid by Driver ~$57.00 Opportunities for Margin Enhancement ● Expansion of dealer subscriptions from HyreCar for Business enhancements ● Addition of lead remarketing referrals with automobile marketing partners ● Improvements in insurance program with new partners AON and Apollo reduces costs moving forward Daily Net (GAAP) Revenue Example HyreCar Owner Fee (~28% avg) $11.00 HyreCar Driver Fee (10% rate) $4.00 Insurance Fee (100% of fee) $13.00 Daily Average Net Revenue ~$28. 00 $28 .00 Daily Av g Net Re venue x 110,000 Monthly Rental Days = $3 .1 M Monthly Net Revenue

Financial Highlights 8  Lowest Cost Platform expanded to all gig economy services during 2020  CAGR of 60%+ annually, pacing to 1.3 Million Annual Rental Days and $40M in Net Revenue in CY21  Addition of high - margin subscription and referral income into CY21 Growing Scalable Platform Improving Profitability Clean Balance Sheet  Expect GPM 44 - 50% in the near - term with new efficiencies in insurance programs, longer - term opportunity to continue growth with addition of higher margin income streams  Increasing daily rentals from over 4,000 currently to 4,500 gets HyreCar to profitability  Approximately $28 Million on the Balance Sheet  No debt as the $2.0 Million PPP Loan is expected to be completely forgiven  Closely - held with more than 70% of company owned by Top 20 Holders

Management Board Experienced Management and Board 9 Scott Brogi CFO Henry Park COO Joe Furnari CEO Brian Allan SVP Mike Furnari CBDO Grace Mellis Chairman Joe Furnari CEO Michael Root Technology Brooke Skinner Ricketts Chief Experience Officer Jay Vijayan CIO / CEO

HyreCar Inc. Investor Relations Scott Brogi John Evans CFO (415) 309 - 0230 scott@HyreCar.com j.evans@HyreCar.com Contact Us 10